UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-499
                                   ------------


                             AXP INCOME SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     5/31
                         --------------
Date of reporting period:    5/31
                         --------------

AXP(R)
   Selective
        Fund
                                                                   Annual Report
                                                            for the Period Ended
                                                                    May 31, 2004

AXP Selective Fund seeks to provide shareholders with current income and preservation of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

The Fund's Long-term Performance                                      7

Investments in Securities                                             8

Financial Statements (Portfolio)                                     15

Notes to Financial Statements (Portfolio)                            17

Report of Independent Registered
   Public Accounting Firm (Portfolio)                                22

Financial Statements (Fund)                                          23

Notes to Financial Statements (Fund)                                 26

Report of Independent Registered
   Public Accounting Firm (Fund)                                     34

Federal Income Tax Information                                       35

Board Members and Officers                                           37

Proxy Voting                                                         39

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Fund Snapshot
        AS OF MAY 31, 2004

PORTFOLIO MANAGERS

Portfolio managers                 Since               Years in industry
Jamie Jackson, CFA                 6/03                       16
Scott Kirby                        6/03                       25
Tom Murphy, CFA                    2/03                       18

FUND OBJECTIVE

For investors seeking current income and preservation of capital.

Inception dates
A: 4/6/45       B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INSEX        B: ISEBX        C: ASLCX        Y: IDEYX

Total net assets                                          $989.6 million

Number of holdings                                                   223

Average weighted life*                                         7.9 years

Effective duration**                                           4.4 years

Weighted average bond rating                                          AA

 * Average weighted life is the average number of years that each dollar of unpaid principal due on a security remains outstanding.

** Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

     DURATION
SHORT   INT.  LONG
         X          HIGH
                    MEDIUM   QUALITY
                    LOW

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Mortgage-backed securities 31.8%
U.S. government obligations & agencies 30.6%
Corporate bonds* 23.0%
CMBS/ABS** 7.6%
Short-term securities*** 5.8%
Foreign government bonds 1.2%

  * Includes 4.6% Banks & brokers, 4.4% Utilities, 3.5% Communications, 2.9% Other financial, 2.0% Insurance, 2.0% Consumer cyclical, 1.1% Energy, 0.9% Technology, 0.8% Basic industries, 0.7% Consumer non-cyclical and 0.1% Capital goods.

 **  Commercial mortgage-backed/Asset-backed securities.

*** 3.3% of the securities in this category is due to security lending activity. 2.5% of the short-term securities is the Fund's cash equivalent position.

CREDIT QUALITY SUMMARY

Percentage of portfolio assets excluding cash equivalents

AAA bonds                              77.5%
AA bonds                                2.8
A bonds                                 5.8
BBB bonds                              13.9
Non-investment grade bonds               --

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, the Fund's Portfolio Management team discusses the Fund's positioning and results for fiscal year 2004.

Q:  How did AXP Selective Fund perform for the 12-month period ended May 31,
    2004?

A: AXP Selective Fund's Class A shares (excluding sales charge) declined 1.17% for the 12 months ended May 31, 2004. The Lehman Brothers Aggregate Bond Index fell 0.44%, while the Lipper Corporate Debt - A rated Funds Index, representing the Fund's peer group, declined 0.32%.

    To help keep the Fund competitive with its peers, an expense cap was instituted effective June 1, 2004, reducing the maximum level of expenses borne by Class A shareholders from 1.00% of net assets per fiscal year to a maximum of 0.945% per year.

Q: What factors most significantly affected performance during the annual period?

A: Although the Fund benefited from its duration and yield curve positioning, the Fund's results did not keep pace with either the overall bond market or our peer group as much as we would have liked. Through most of the fiscal year, we positioned the portfolio for what we thought would be a yield curve flattening (a narrowing of the difference between short and long-term interest rates). In the fall of 2003, we also shortened the Fund's duration, a measure of interest rate sensitivity, versus the benchmark. This positioning strategy proved effective, as rates rose and the yield curve flattened. Strong credit and issue selection also had a positive effect on the Fund's relative return. The Fund's emphasis on higher-quality securities, however, detracted from its relative performance overall, as the market favored lower credit quality bonds past the first half of the fiscal year.

    This focus did boost the Fund's relative return year-to-date in 2004, when a flight-to-quality within the fixed income market

(bar chart)
                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2004
 0.0%

-0.2%                                                        (bar 3)
                                       (bar 2)               -0.32%
-0.4%                                  -0.44%

-0.6%

-0.8%

-1.0%
                (bar 1)
-1.2%           -1.17%

(bar 1) AXP Selective Fund Class A (excluding sales charge)
(bar 2) Lehman Brothers Aggregate Bond Index (unmanaged)
(bar 3) Lipper Corporate Debt - A rated Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We intend to keep the Fund defensively positioned going forward, with both a shorter-than-index duration and a focus on investment grade bonds.(end callout quote)

    caused higher-quality securities to outperform lower-quality bonds. Similarly, the Fund's less cyclical focus hurt its relative annual return. We favored less cyclical credits and industries not because we doubted the robustness of the economic recovery, but from a risk/reward and relative value perspective.

AVERAGE ANNUAL TOTAL RETURNS
                            Class A               Class B                  Class C                       Class Y
(Inception dates)          (4/6/45)              (3/20/95)                (6/26/00)                     (3/20/95)
                        NAV(1)   POP(2)     NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)     NAV(5)        POP(5)
as of May 31, 2004
1 year                  -1.17%   -5.86%     -1.92%       -5.75%       -1.92%       -1.92%         -1.13%        -1.13%
3 years                 +3.19%   +1.53%     +2.42%       +1.48%       +2.41%       +2.41%         +3.32%        +3.32%
5 years                 +4.33%   +3.31%     +3.54%       +3.37%         N/A          N/A          +4.46%        +4.46%
10 years                +6.01%   +5.50%       N/A          N/A          N/A          N/A            N/A           N/A
Since inception           N/A      N/A      +5.16%       +5.16%       +4.16%       +4.16%         +6.10%        +6.10%

as of June 30, 2004
1 year                  -0.52%   -5.25%     -1.28%       -5.13%       -1.28%       -1.28%         -0.48%        -0.48%
3 years                 +3.27%   +1.61%     +2.49%       +1.55%       +2.49%       +2.49%         +3.40%        +3.40%
5 years                 +4.46%   +3.45%     +3.68%       +3.51%         N/A          N/A          +4.60%        +4.60%
10 years                +6.07%   +5.56%       N/A          N/A          N/A          N/A            N/A           N/A
Since inception           N/A      N/A      +5.16%       +5.16%       +4.17%       +4.17%         +6.09%        +6.09%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Questions & Answers

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We made no major thematic shifts in portfolio positioning during the period, but rather made adjustments to sector allocations throughout in response to valuations or market developments. These opportunistic weighting changes resulted in an annual portfolio turnover rate of 292%.

    At the end of the fiscal year, we favored commercial mortgage-backed securities and investment grade corporate bonds over mortgages, asset-backed securities, and government agencies within the spread sectors of the fixed income market, i.e., the non-Treasury sectors. The portfolio had a moderately larger-than-index position in corporate bonds based on our ability to find some strong fundamental credit stories where the valuations were attractive compared to other alternatives. The portfolio had a lower-than-index position in mortgages, given relatively full valuations and concerns about how mortgages will react to the next move higher in yields. The portfolio also had a modest non-dollar position in European bonds, as we believe the euro may strengthen against the U.S. dollar in the months ahead.

    From a duration perspective, the Fund maintained its defensive bias in anticipation of the Federal Reserve Board potentially raising the targeted federal funds rate sooner than later given continued strong economic growth and the emergence of inflationary pressures. Specifically, the portfolio had a lower duration than its benchmark through the end of the fiscal year and a lower-than-index position in shorter maturity securities, which we believe will likely come under the most pressure when the Federal Reserve Board begins to raise short-term interest rates.

Q:  How do you intend to manage the fund in the coming months?

A: We anticipate a continued rebound in the U.S. economy and labor market as well as a rise in inflation. Thus, we believe the spread sectors are likely to stay under pressure until the market gains more comfort around both a flatter yield curve and the pace of Federal Reserve Board tightening. Based on this view and on current valuations, we intend to keep the Fund defensively positioned going forward, with both a shorter-than-index duration and a focus on investment grade bonds.

--------------------------------------------------------------------------------
6   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Selective Fund Class A shares (from 6/1/94 to 5/31/04) as compared to the performance of two widely cited performance indices, the Lehman Brothers Aggregate Bond Index and the Lipper Corporate Debt - A rated Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                              IN AXP SELECTIVE FUND


AXP Selective Fund Class A  $ 9,525  $10,732 $11,194  $12,099  $13,327  $13,819  $13,933  $15,538  $16,292  $17,278  $17,076
Lehman Brothers
  Aggregate Bond Index(1)   $10,000  $11,148 $11,636  $12,604  $13,980  $14,588  $14,895  $16,850  $18,215  $20,324  $20,234
Lipper Corporate Debt -
  A rated Funds Index(2)    $10,000  $11,150 $11,579  $12,518  $13,927  $14,289  $14,357  $16,191  $17,306  $19,250  $19,188
                              '94      '95     '96      '97      '98      '99      '00      '01      '02      '03      '04

(1) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(2) The Lipper Corporate Debt - A rated Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                 Class A with Sales Charge as of May 31, 2004
1 year                                                               -5.86%
5 years                                                              +3.31%
10 years                                                             +5.50%

             Results for other share classes can be found on page 5

--------------------------------------------------------------------------------
7   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Investments in Securities

Quality Income Portfolio

May 31, 2004

(Percentages represent value of investments compared to net assets)

Bonds (98.1%)
Issuer                   Coupon                 Principal         Value(a)
                          rate                   amount

Foreign government (1.3%)
Bundesobligation
  (European Monetary Unit)
   02-17-06                5.00%               8,570,000(c)    $10,895,455
United Mexican States
  (U.S. Dollar)
   03-03-15                6.63                1,990,000(c)      1,987,015
Total                                                           12,882,470

U.S. government obligations & agencies (31.9%)
Federal Home Loan Bank
   06-14-13                3.88               18,970,000        17,294,418
Federal Home Loan Mtge Corp
   08-15-06                2.75               25,350,000        25,243,961
   12-20-07                3.53               23,000,000        22,880,975
   11-15-13                4.88                1,310,000         1,279,363
   01-15-14                4.50               11,000,000        10,389,720
   06-01-19                4.50                8,400,000(b)      8,200,500
Federal Natl Mtge Assn
   02-15-05                7.13                8,000,000         8,303,320
   05-15-11                6.00                3,520,000         3,768,896
   06-01-19                4.50                1,900,000(b)      1,854,875
   06-01-19                5.00                2,000,000(b)      1,997,500
   06-01-19                5.50                  785,000(b)        800,455
Overseas Private Investment
  U.S. Govt Guaranty Series 1996A
   09-15-08                6.99                5,000,000         5,404,900
U.S. Treasury
   10-31-04                2.13                9,100,000         9,130,567
   02-15-07                2.25               16,687,000(i)     16,388,453
   05-15-09                3.88               37,659,000        37,794,196
   02-15-10                6.50                3,210,000         3,616,392
   08-15-10                5.75                1,425,000         1,551,802
   05-15-14                4.75               28,451,000        28,664,383
   08-15-23                6.25               23,735,000        26,121,483
   02-15-26                6.00               77,024,000(i)     82,505,952
   02-15-31                5.38                2,030,000         2,037,533
Total                                                          315,229,644

Commercial mortgage-backed/
Asset-backed securities (7.8%)(f)
Aesop Funding II LLC
  Series 2003-3A Cl A3
   07-20-09                3.72                2,000,000(d)      1,961,119
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34                6.00                3,039,061         3,061,641
Bear Stearns
  Commercial Mtge Securities
  Series 2003-T10 Cl A1
   03-13-40                4.00                3,212,896         3,134,662
  Series 2004-PWR3 Cl A2
   02-11-41                3.87                  500,000           484,750
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14                4.46                9,495,619(d)      9,458,797
CS First Boston Mtge Securities
  Series 2003-8 Cl 5A1
   04-25-33                6.50                3,501,811         3,570,096
  Series 2004-C1 Cl A2
   01-15-37                3.52                3,100,000         3,011,769
GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
   03-10-40                4.12                3,250,000         3,167,385
GMAC Commercial Mtge Securities
  Series 1999-C1 Cl B
   05-15-33                6.30                2,200,000         2,374,043
J.P. Morgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A2
   07-12-37                5.26                1,500,000         1,498,379
KSL Resorts
  Series 2003-1A Cl C
   05-15-13                1.99                1,300,000(d)      1,300,575

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Issuer                   Coupon                 Principal         Value(a)
                          rate                   amount

Commercial mortgage-backed/
Asset-backed securities (cont.)
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
   06-15-26                5.39%              $2,790,000        $2,879,656
  Series 2002-C2 Cl A4
   06-15-31                5.59                1,890,000         1,951,707
  Series 2002-C8 Cl A3
   11-15-27                4.83                1,150,000         1,136,649
  Series 2003-C3 Cl A2
   05-15-27                3.09                5,800,000         5,581,147
  Series 2003-C7 Cl A2
   09-15-27                4.06                2,573,500         2,531,938
  Series 2003-C8 Cl A2
   11-15-27                4.21                5,130,000         5,083,984
  Series 2004-C2 Cl A2
   03-15-29                3.25                4,935,000         4,706,411
Morgan Stanley Capital 1
  Series 2004-IQ7 Cl A4
   06-15-38                5.57                1,500,000         1,515,234
  Series 2003-IQ4 Cl A1
   05-15-40                3.27                4,712,736         4,454,648
  Series 2004-T13 Cl A2
   09-13-45                3.94                2,200,000         2,123,968
Morgan Stanley, Dean Witter Capital 1
  Series 2002-TOP7 Cl A2
   01-15-39                5.98                2,235,000         2,362,435
Nissan Auto Receivables Owner Trust
  Series 2003-A Cl A4
   07-15-08                2.61                  980,000           972,486
Residential Asset Securities
  Series 2002-KS1 Cl AI4
   11-25-29                5.86                2,800,000         2,852,864
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33                5.50                7,259,629         7,121,686
Total                                                           78,298,029

Mortgage-backed securities (33.0%)(f,k)
Federal Home Loan Mtge Corp
   05-01-13                4.50                2,601,761         2,608,062
   11-01-14                7.50                2,447,687         2,636,783
   07-01-16                8.00                      211               230
   01-01-17                8.00                    1,298             1,433
   03-01-17                8.50                   16,656            18,249
   06-01-17                8.50                    4,342             4,766
   07-01-17                7.00                8,155,936         8,671,064
   05-01-18                5.50                2,527,202         2,582,388
   09-01-18                5.00                4,385,048         4,408,707
   10-01-18                5.00                6,651,925         6,680,148
   09-01-19                8.50                   37,731            41,340
   04-01-20                9.00                  153,453           171,760
   04-01-21                9.00                  154,899           173,130
   03-01-22                8.50                  323,915           354,996
   08-01-22                8.50                  354,270           387,834
   02-01-25                8.00                  465,837           507,261
   06-01-32                7.00                2,158,765         2,295,612
   07-01-32                7.00                7,661,589         8,048,824
   04-01-33                6.00                6,886,796         7,047,935
   06-01-33                5.50                4,066,354         4,037,025
   09-01-33                4.56                3,823,878(e)      3,809,997
   12-01-33                5.00                3,399,851         3,271,259
  Collateralized Mtge Obligation
   10-15-18                5.00                2,700,000         2,727,859
   11-15-18                5.00                6,900,000         6,970,857
   01-15-19                5.00                5,200,000         5,246,144
   11-15-21                5.00                4,050,000         4,138,632
   02-15-27                5.00                4,000,000         4,022,154
   11-15-28                4.50                2,152,689         2,142,602
   02-15-33                5.50                3,849,074         3,966,971
   07-25-43                7.00                2,236,654         2,367,261
  Interest Only
   02-15-14                7.40                1,933,768(h)        171,448
   06-15-18                7.59                1,414,603(h)         88,954
Federal Natl Mtge Assn
   01-01-13                4.92                1,376,126         1,378,367
   04-01-14                6.00                3,611,867         3,762,488
   03-01-17                6.50                4,501,704         4,753,732
   04-01-17                6.50                2,407,559         2,542,346
   08-01-17                6.00                7,985,504         8,297,707
   09-01-17                6.00                8,831,021         9,176,280
   01-01-18                5.50                2,743,207         2,803,596
   04-01-18                5.00                6,746,840         6,786,175
   05-01-18                5.50                6,210,324         6,372,905
   06-01-18                5.00                2,203,592         2,216,843
   08-01-18                4.50                6,513,100         6,378,767
   10-01-18                4.50                3,566,957         3,492,328
   01-01-19                5.50                1,111,383         1,139,037
   02-01-19                5.00                2,912,560         2,915,592
   07-01-23                5.00                3,292,246         3,236,636
   07-01-23                5.50                3,796,642         3,825,606
   09-01-23                5.50                4,478,228         4,512,392
   12-01-26                8.00                  669,876           729,427

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Issuer                   Coupon                 Principal         Value(a)
                          rate                   amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   04-01-27                7.50%                $830,738          $889,382
   08-01-27                8.00                  765,985           832,239
   01-01-28                6.50                  437,425           458,116
   07-01-28                5.50                2,341,111         2,332,016
   11-01-28                5.50                3,818,575         3,803,739
   04-01-29                5.00                4,992,011         4,816,437
   01-01-30                8.00                  591,107           640,373
   06-01-31                7.00                5,697,127         6,053,559
   03-01-32                7.50                  790,063           844,106
   04-01-32                7.50                  845,202           902,364
   05-01-32                7.50                  901,236           963,433
   06-01-32                7.50                2,246,446         2,398,375
   07-01-32                6.50                1,449,927         1,507,315
   08-01-32                6.50                8,303,929         8,641,319
   08-01-32                7.00                  988,008         1,041,503
   10-01-32                6.50                1,273,903         1,319,942
   11-01-32                6.50                2,000,297         2,093,913
   01-01-33                6.00                6,196,474         6,311,180
   02-01-33                6.00               17,831,578        18,167,847
   04-01-33                5.50               24,506,458        24,404,910
   04-01-33                6.00               12,111,948        12,389,385
   05-01-33                5.50                6,594,479         6,542,976
   07-01-33                5.50                4,141,818         4,109,284
   08-01-33                5.50                  969,370           961,755
   10-01-33                6.50                5,981,183         6,206,880
   01-01-34                4.80                3,168,468(e)      3,208,943
   01-01-34                6.50                1,945,790         2,033,130
  Collateralized Mtge Obligation
   05-25-16                4.00                3,000,000         2,945,213
   10-25-19                8.50                  800,254           871,240
   12-25-26                8.00                2,151,516         2,302,354
   02-25-44                7.00                3,900,000         4,126,078
  Interest Only
   12-25-12               13.29                1,834,534(h)        139,152
  Principal Only
   09-01-18                4.43                   47,869(g)         41,825
Govt Natl Mtge Assn
   05-15-26                7.50                1,197,469         1,290,270
   12-15-32                6.00               13,906,980        14,185,389
   10-15-33                5.50                5,042,134         5,019,643
   03-20-34                6.50                1,988,192         2,052,224
  Collateralized Mtge Obligation
  Interest Only
   01-20-32                0.00                1,878,081(h)        293,470
   08-20-32                0.00                6,934,578(h)      1,345,180
Master Alternative Loans Trust
  Series 2004-4 Cl 2A1
   05-25-34                6.00                4,861,430         4,902,898
Total                                                          327,311,266

Aerospace & defense (--%)
Raytheon
   11-01-08                6.15                  310,000           330,918

Airlines (0.1%)
Northwest Airlines
  Series 1999-1A
   02-01-20                6.81                  565,527           499,739

Automotive & related (0.7%)
DaimlerChrysler NA Holding
   11-15-13                6.50                3,740,000         3,781,701
Ford Motor
   02-01-29                6.38                4,060,000         3,418,516
Total                                                            7,200,217

Banks and savings & loans (3.8%)
ANZ Capital Trust I
   12-29-49                5.36                6,515,000(d)      6,245,071
Banknorth Group
  Sr Nts
   05-01-08                3.75                1,510,000(i)      1,475,874
J.P. Morgan Chase
  Sub Nts
   03-15-14                4.88                4,570,000         4,287,323
US Bank Natl Assn Minnesota
   08-01-11                6.38                6,270,000         6,814,236
Washington Mutual Bank FA
  Sub Nts
   06-15-11                6.88                5,790,000         6,387,024
Wells Fargo Bank NA
  Sub Nts
   02-01-11                6.45                9,564,000        10,390,903
World Savings Bank FSB
  Sr Nts
   06-15-09                4.50                1,940,000(b)      1,950,107
Total                                                           37,550,538

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Issuer                   Coupon                 Principal         Value(a)
                          rate                   amount

Broker dealers (1.1%)
Goldman Sachs Group
   04-01-13                5.25%              $2,370,000        $2,308,641
   07-15-13                4.75                  570,000           533,001
Morgan Stanley
   03-01-13                5.30                1,335,000         1,311,023
  Sub Nts
   04-01-14                4.75                5,610,000         5,160,808
Total                                                            9,313,473

Cable (0.9%)
Comcast
   03-15-11                5.50                7,870,000         7,913,128
Comcast Cable Communications
   11-15-08                6.20                  950,000         1,012,870
Total                                                            8,925,998

Energy (0.9%)
Pemex Project Funding Master Trust
   12-15-14                7.38                8,335,000         8,439,188

Energy equipment & services (0.3%)
Halliburton
   10-15-10                5.50                2,590,000         2,621,124

Finance companies (1.6%)
Citigroup
   05-05-14                5.13                6,380,000         6,198,233
Ford Motor Credit
   10-01-13                7.00                    5,000             5,023
GMAC
   09-15-11                6.88                4,330,000         4,411,400
   02-01-12                7.00                5,580,000(i)      5,713,061
Total                                                           16,327,717

Financial services (1.4%)
Capital One Bank
  Sr Nts
   02-01-06                6.88                  680,000           721,262
HSBC Holdings
  (U.S. Dollar) Sub Nts
   12-12-12                5.25                8,370,000(c)      8,301,609
TIAA Global Markets
   01-22-08                3.88                4,870,000(d)      4,864,107
Total                                                           13,886,978

Food (0.7%)
Kellogg
  Sr Nts
   06-01-08                2.88                1,790,000         1,709,038
Kraft Foods
   10-01-08                4.00                4,500,000         4,420,080
   10-01-13                5.25                  520,000           503,207
Total                                                            6,632,325

Insurance (2.1%)
ASIF Global Financing
   11-26-07                3.85                4,050,000(d)      4,073,551
   01-17-13                4.90               10,380,000(d)     10,101,402
Berkshire Hathaway
   10-15-13                4.63                1,760,000         1,676,155
MassMutual Global Funding II
   07-15-08                2.55                1,250,000(d)      1,178,166
Met Life Global Funding I
   06-19-08                2.60                1,340,000(d)      1,264,598
Pacific Life
   09-15-33                6.60                2,560,000(d)      2,625,075
Total                                                           20,918,947

Leisure time & entertainment (0.7%)
Historic TW
   05-15-29                6.63                5,060,000         4,919,797
Time Warner
   05-01-32                7.70                1,470,000         1,605,315
Total                                                            6,525,112

Multi-industry (0.1%)
Tyco Intl Group
  (U.S. Dollar)
   02-15-11                6.75                  750,000(c)        805,859

Paper & packaging (0.9%)
Domtar
  (U.S. Dollar)
   12-01-13                5.38                5,325,000(c)      5,066,386
Intl Paper
   04-01-10                4.00                2,670,000         2,533,990
MeadWestvaco
   04-01-12                6.85                1,060,000         1,134,199
Total                                                            8,734,575

Retail -- general (0.6%)
Wal-Mart Stores
   02-15-11                4.13                6,640,000         6,369,420

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Issuer                   Coupon                 Principal         Value(a)
                          rate                   amount

Retail -- grocery (0.1%)
Kroger
   02-01-13                5.50%                $910,000          $904,313

Telecom equipment & services (1.0%)
Sprint Capital
   11-15-28                6.88                7,425,000         7,191,945
Telus
  (U.S. Dollar)
   06-01-07                7.50                2,175,000(c)      2,381,394
Total                                                            9,573,339

Utilities -- electric (4.0%)
AEP Texas Central
  Sr Nts Series D
   02-15-13                5.50                1,690,000         1,683,502
CenterPoint Energy Houston Electric LLC
   03-15-13                5.70                  225,000           229,257
   01-15-14                5.75                  850,000           862,161
Columbus Southern Power
  Sr Nts Series C
   03-01-13                5.50                  480,000           482,105
Commonwealth Edison
  1st Mtge
   08-15-10                4.74                  800,000           798,128
Consolidated Natural Gas
   12-01-13                6.63                  960,000         1,033,531
Consumers Energy
  1st Mtge Series C
   04-15-08                4.25                4,907,000         4,863,681
Dayton Power & Light
  1st Mtge
   10-01-13                5.13                1,610,000(d)      1,531,223
Dominion Resources
  Sr Nts
   03-15-13                5.00                  940,000           899,010
  Sr Nts Series F
   08-01-33                5.25                1,615,000         1,533,084
Duke Energy
  1st Mtge
   03-05-08                3.75                4,720,000         4,670,204
   04-01-10                4.50                  480,000           473,270
  Sr Nts
   10-01-08                4.20                2,410,000         2,367,796
Duquesne Light
   05-15-14                5.70                1,480,000         1,492,062
Florida Power
  1st Mtge
   03-01-13                4.80                3,150,000         3,040,506
Metropolitan Edison
   03-15-13                4.95                5,565,000         5,284,774
  1st Mtge
   04-01-14                4.88                1,060,000(d)        986,117
Northern States Power
  1st Mtge
   08-01-10                4.75                2,220,000         2,232,499
Northern States Power - Minnesota
  1st Mtge Series B
   08-28-12                8.00                1,160,000         1,375,759
Ohio Power
  Sr Nts Series H
   01-15-14                4.85                1,640,000         1,556,327
Pacific Gas & Electric
  1st Mtge
   03-01-34                6.05                  470,000           439,041
Public Service Co of Colorado
   10-01-08                4.38                1,765,000         1,777,408
Tampa Electric
   08-15-07                5.38                  350,000           361,441
Total                                                           39,972,886

Utilities -- natural gas (0.5%)
Consolidated Natural Gas
  Sr Nts
   04-15-11                6.85                  630,000           693,120
NiSource Finance
   11-01-06                3.20                1,150,000         1,150,288
   07-15-14                5.40                1,060,000         1,026,186
  Sr Nts
   03-01-13                6.15                2,150,000         2,215,622
Total                                                            5,085,216

Utilities -- telephone (2.7%)
AT&T
  Sr Nts
   11-15-11                8.05                1,373,000         1,480,667
Deutsche Telekom Intl Finance
  (U.S. Dollar)
   07-22-13                5.25                5,220,000(c)      5,079,164
France Telecom
  (U.S. Dollar)
   03-01-11                8.75                1,660,000(c,j)    1,924,149

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Issuer                   Coupon                 Principal         Value(a)
                          rate                   amount

Utilities -- telephone (cont.)
Telecom Italia Capital
  (U.S. Dollar)
   11-15-13                5.25%              $6,580,000(c,d)   $6,363,400
   11-15-33                6.38                  670,000(c,d)      645,629
Verizon New York
   04-01-32                7.38                3,335,000         3,513,106
Verizon Pennsylvania
  Series A
   11-15-11                5.65                7,810,000         7,951,751
Total                                                           26,957,866

Total bonds
(Cost: $988,705,288)                                          $971,297,157

Short-term securities (6.0%)(l)
Issuer                 Annualized                Amount           Value(a)
                      yield on date            payable at
                       of purchase              maturity

U.S. government agencies (4.2%)
Federal Home Loan Bank Disc Nt
   06-18-04                1.00%              $4,700,000        $4,697,303
Federal Home Loan Mtge Corp Disc Nts
   08-17-04                1.14                6,600,000         6,584,754
   08-24-04                1.18               10,000,000         9,974,800
Federal Natl Mtge Assn Disc Nt
   08-18-04                1.16               20,000,000        19,953,200
Total                                                           41,210,057

Commercial paper (1.8%)
Deutsche Bank Financial LLC
   06-01-04                1.03                8,400,000         8,399,039
Swedbank (ForeningsSparbanken)
   07-15-04                1.07               10,000,000         9,985,733
Total                                                           18,384,772

Total short-term securities
(Cost: $59,585,573)                                            $59,594,829

Total investments in securities
(Cost: $1,048,290,861)(m)                                   $1,030,891,986

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At May 31, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $14,687,029.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of May 31, 2004, the value of foreign securities represented 4.4% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2004, the value of these securities amounted to $52,598,830 or 5.3% of net assets.

(e) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on May 31, 2004.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

--------------------------------------------------------------------------------
13   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

(g) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of May 31, 2004.

(h) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows as of May 31, 2004.

(i) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):

     Type of security                                    Notional amount

     Purchase contracts
     U.S. Treasury Notes, Sept. 2004, 5-year                 $20,500,000

     Sale contracts
     U.S. Treasury Notes, June 2004, 10-year                  93,700,000
     U.S. Treasury Notes, Sept. 2004, 10-year                 28,400,000

(j) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on May 31, 2004.

(k) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitment as of May 31, 2004:

     Security                  Principal  Settlement   Proceeds        Value
                                amount       date     receivable
     Federal Natl Mtge Assn
        06-01-34 6.00%        $17,500,000  06-14-04   $17,631,250  $17,778,915

(l) Cash collateral received from security lending activity is invested in short-term securities and represents 3.4% of this category (see Note 4 to the financial statements) 2.6% of the short-term securities is the Fund's cash equivalent position.

(m) At May 31, 2004, the cost of securities for federal income tax purposes was $1,049,095,814 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $  4,117,658
     Unrealized depreciation                                       (22,321,486)
                                                                   -----------
     Net unrealized depreciation                                  $(18,203,828)
                                                                  ------------

--------------------------------------------------------------------------------
14   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Quality Income Portfolio

May 31, 2004
Assets
Investments in securities, at value (Note 1)*
    (identified cost $1,048,290,861)                                                                 $1,030,891,986
Dividends and accrued interest receivable                                                                 8,576,466
Receivable for investment securities sold                                                                22,010,923
                                                                                                         ----------
Total assets                                                                                          1,061,479,375
                                                                                                      -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                            16,263
Payable for investment securities purchased                                                              19,990,735
Payable upon return of securities loaned (Note 4)                                                        33,997,125
Accrued investment management services fee                                                                   14,121
Other accrued expenses                                                                                       55,867
Forward sale commitments, at value (proceeds receivable $17,631,250) (Note 1)                            17,778,915
                                                                                                         ----------
Total liabilities                                                                                        71,853,026
                                                                                                         ----------
Net assets                                                                                           $  989,626,349
                                                                                                     ==============
* Including securities on loan, at value (Note 4)                                                    $   33,133,730
                                                                                                     --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Statement of operations
Quality Income Portfolio

Year ended May 31, 2004
Investment income
Income:
Interest                                                                                               $ 50,026,383
Fee income from securities lending (Note 4)                                                                 113,888
                                                                                                            -------
Total income                                                                                             50,140,271
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                        6,210,559
Compensation of board members                                                                                12,183
Custodian fees                                                                                              186,959
Audit fees                                                                                                   33,000
Other                                                                                                        30,008
                                                                                                             ------
Total expenses                                                                                            6,472,709
                                                                                                          ---------
Investment income (loss) -- net                                                                          43,667,562
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
    Security transactions (Note 3)                                                                        9,646,597
    Foreign currency transactions                                                                           (41,953)
    Futures contracts                                                                                       (69,653)
    Options contracts written (Note 5)                                                                      953,314
                                                                                                            -------
Net realized gain (loss) on investments                                                                  10,488,305
Net change in unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies                                  (66,112,279)
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   (55,623,974)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $(11,956,412)
                                                                                                       ============

Statements of changes in net assets
Quality Income Portfolio

Year ended May 31,                                                                   2004                 2003
Operations
Investment income (loss) -- net                                                 $   43,667,562       $   65,797,801
Net realized gain (loss) on investments                                             10,488,305          (33,622,722)
Net change in unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies             (66,112,279)          61,670,469
                                                                                   -----------           ----------
Net increase (decrease) in net assets resulting from operations                    (11,956,412)          93,845,548
                                                                                   -----------           ----------
Proceeds from contributions                                                          8,835,237           41,557,984
Fair value of withdrawals                                                         (465,582,594)        (260,762,982)
                                                                                  ------------         ------------
Net contributions (withdrawals) from partners                                     (456,747,357)        (219,204,998)
                                                                                  ------------         ------------
Total increase (decrease) in net assets                                           (468,703,769)        (125,359,450)
Net assets at beginning of year                                                  1,458,330,118        1,583,689,568
                                                                                 -------------        -------------
Net assets at end of year                                                       $  989,626,349       $1,458,330,118
                                                                                ==============       ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

Quality Income Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Quality Income Portfolio (the Portfolio) is a series of Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests primarily in investment-grade bonds. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Portfolio will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
17   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of May 31, 2004, the Portfolio has entered into outstanding when-issued securities of $14,687,029.

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

--------------------------------------------------------------------------------
18   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Forward sale commitments

The Portfolio may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

--------------------------------------------------------------------------------
19   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,402,594,870 and $3,774,930,498, respectively, for the year ended May 31, 2004. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES

As of May 31, 2004, securities valued at $33,133,730 were on loan to brokers. For collateral, the Portfolio received $33,997,125 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investment in securities." Income from securities lending amounted to $113,888 for the year ended May 31, 2004. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                           Year ended May 31, 2004
                                      Puts                       Calls
                              Contracts    Premiums    Contracts     Premiums
Balance May 31, 2003               --     $      --         --    $        --
Opened                          1,122       743,470      2,654      2,356,983
Closed                           (979)     (612,213)    (2,511)    (2,082,726)
Exercised                          --            --       (143)      (274,257)
Expired                          (143)     (131,257)        --             --
                                 ----      --------     ------     ----------
Balance May 31, 2004               --     $      --         --    $        --
                                 ----      --------     ------     ----------

See "Summary of significant accounting policies."

6. INTEREST RATE FUTURES CONTRACTS

As of May 31, 2004, investments in securities included securities valued at $1,938,804 that were pledged as collateral to cover initial margin deposits on 205 open purchase contracts and 1,221 open sale contracts. The notional market value of the open purchase contracts as of May 31, 2004 was $22,175,235 with a net unrealized loss of $5,006. The notional market value of the open sale contracts as of May 31, 2004 was $133,731,375 with a net unrealized gain of $3,788,399. See "Summary of significant accounting policies" and "Notes to investments in securities."

--------------------------------------------------------------------------------
20   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended May 31,                                              2004       2003       2002       2001       2000
Ratio of expenses to average daily net assets(a)                         .54%       .52%       .53%       .52%       .52%
Ratio of net investment income (loss) to average daily net assets       3.62%      4.33%      4.89%      6.44%      6.51%
Portfolio turnover rate (excluding short-term securities)                292%       263%       389%       150%        62%
Total return(b)                                                         (.77%)     6.56%      5.34%     12.06%      1.16%

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
21   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND UNITHOLDERS

INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Quality Income Portfolio (a series of Income Trust) as of May 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2004, and the financial highlights for each of the years in the five-year period ended May 31, 2004. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Quality Income Portfolio as of May 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 20, 2004

--------------------------------------------------------------------------------
22   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Selective Fund

May 31, 2004
Assets
Investment in Portfolio (Note 1)                                                                     $  989,504,839
Capital shares receivable                                                                                   194,610
                                                                                                            -------
Total assets                                                                                            989,699,449
                                                                                                        -----------
Liabilities
Dividends payable to shareholders                                                                           178,870
Capital shares payable                                                                                      796,436
Accrued distribution fee                                                                                     10,209
Accrued service fee                                                                                             237
Accrued transfer agency fee                                                                                   3,626
Accrued administrative services fee                                                                           1,356
Other accrued expenses                                                                                       84,892
                                                                                                             ------
Total liabilities                                                                                         1,075,626
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                   $  988,623,823
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,163,246
Additional paid-in capital                                                                            1,033,949,058
Excess of distributions over net investment income                                                         (225,488)
Accumulated net realized gain (loss) (Note 5)                                                           (32,503,325)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   (13,759,668)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                             $  988,623,823
                                                                                                     ==============
Net assets applicable to outstanding shares:                 Class A                                 $  706,793,916
                                                             Class B                                 $  189,808,948
                                                             Class C                                 $    5,574,553
                                                             Class Y                                 $   86,446,406
Net asset value per share of outstanding capital stock:      Class A shares          83,156,928      $         8.50
                                                             Class B shares          22,333,437      $         8.50
                                                             Class C shares             655,917      $         8.50
                                                             Class Y shares          10,178,329      $         8.49
                                                                                     ----------      --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Selective Fund

Year ended May 31, 2004
Investment income
Income:
Interest                                                                                               $ 50,021,213
Fee income from securities lending                                                                          113,874
                                                                                                            -------
Total income                                                                                             50,135,087
                                                                                                         ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                         6,472,057
Distribution fee
   Class A                                                                                                2,073,295
   Class B                                                                                                2,391,690
   Class C                                                                                                   75,078
Transfer agency fee                                                                                       1,583,377
Incremental transfer agency fee
   Class A                                                                                                   96,683
   Class B                                                                                                   49,188
   Class C                                                                                                    1,567
Service fee -- Class Y                                                                                      126,179
Administrative services fees and expenses                                                                   598,158
Compensation of board members                                                                                 9,925
Printing and postage                                                                                        177,000
Registration fees                                                                                            64,703
Audit fees                                                                                                   11,000
Other                                                                                                        16,994
                                                                                                             ------
Total expenses                                                                                           13,746,894
   Earnings credits on cash balances (Note 2)                                                               (19,680)
                                                                                                            -------
Total net expenses                                                                                       13,727,214
                                                                                                         ----------
Investment income (loss) -- net                                                                          36,407,873
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                  9,646,055
   Foreign currency transactions                                                                            (41,948)
   Futures contracts                                                                                        (69,539)
   Options contracts written                                                                                953,233
                                                                                                            -------
Net realized gain (loss) on investments                                                                  10,487,801
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   (66,106,407)
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   (55,618,606)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $(19,210,733)
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Selective Fund

Year ended May 31,                                                                     2004                2003
Operations and distributions
Investment income (loss) -- net                                                  $   36,407,873      $   56,545,925
Net realized gain (loss) on investments                                              10,487,801         (33,620,331)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies               (66,106,407)         61,665,598
                                                                                    -----------          ----------
Net increase (decrease) in net assets resulting from operations                     (19,210,733)         84,591,192
                                                                                    -----------          ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                       (26,365,292)        (38,956,124)
      Class B                                                                        (5,744,369)        (10,439,800)
      Class C                                                                          (180,386)           (297,144)
      Class Y                                                                        (4,136,231)         (7,246,098)
   Net realized gain
      Class A                                                                                --          (4,035,818)
      Class B                                                                                --          (1,350,735)
      Class C                                                                                --             (39,140)
      Class Y                                                                                --            (745,149)
                                                                                    -----------         -----------
Total distributions                                                                 (36,426,278)        (63,110,008)
                                                                                    -----------         -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                           79,211,532         135,100,624
   Class B shares                                                                    22,932,095          84,299,721
   Class C shares                                                                     1,212,212           3,528,889
   Class Y shares                                                                    34,353,219          67,684,417
Reinvestment of distributions at net asset value
   Class A shares                                                                    21,394,439          34,789,046
   Class B shares                                                                     5,231,020          10,767,133
   Class C shares                                                                       159,927             300,242
   Class Y shares                                                                     4,205,827           8,060,258
Payments for redemptions
   Class A shares                                                                  (311,025,257)       (271,175,749)
   Class B shares (Note 2)                                                         (142,694,010)       (126,824,914)
   Class C shares (Note 2)                                                           (4,975,937)         (3,881,995)
   Class Y shares                                                                  (123,235,606)        (88,889,251)
                                                                                   ------------         -----------
Increase (decrease) in net assets from capital share transactions                  (413,230,539)       (146,241,579)
                                                                                   ------------        ------------
Total increase (decrease) in net assets                                            (468,867,550)       (124,760,395)
Net assets at beginning of year                                                   1,457,491,373       1,582,251,768
                                                                                  -------------       -------------
Net assets at end of year                                                        $  988,623,823      $1,457,491,373
                                                                                 ==============      ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Selective Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Income Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Quality Income Portfolio

The Fund invests all of its assets in Quality Income Portfolio (the Portfolio), a series of Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in investment-grade bonds.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of May 31, 2004 was 99.99%.

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
26   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $41,948 and accumulated net realized loss has been decreased by $41,948.

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                            2004            2003

Class A
Distributions paid from
    Ordinary income                       $26,365,292       $40,044,319
    Long-term capital gain                         --         2,947,623
Class B
Distributions paid from:
    Ordinary income                         5,744,369        10,804,013
    Long-term capital gain                         --           986,522
Class C
Distributions paid from:
    Ordinary income                           180,386           307,698
    Long-term capital gain                         --            28,586
Class Y
Distributions paid from:
    Ordinary income                         4,136,231         7,447,015
    Long-term capital gain                         --           544,232

As of May 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                              $      6,520
Accumulated long-term gain (loss)                          $(30,375,277)
Unrealized appreciation (depreciation)                     $(15,940,854)

--------------------------------------------------------------------------------
27   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
28   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $666,263 for Class A, $365,630 for Class B and $3,082 for Class C for the year ended May 31, 2004.

Beginning June 1, 2004, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2005. Under this agreement, net expenses will not exceed 0.945% for Class A, 1.695% for Class B, 1.695% for Class C and 0.775% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2004, the Fund's transfer agency fees were reduced by $19,680 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                             Year ended May 31, 2004
                                              Class A         Class B      Class C        Class Y
Sold                                        9,074,746       2,637,527      139,541      3,953,216
Issued for reinvested distributions         2,467,221         603,159       18,441        485,010
Redeemed                                  (35,892,994)    (16,404,096)    (573,651)   (14,229,946)
                                          -----------     -----------     --------    -----------
Net increase (decrease)                   (24,351,027)    (13,163,410)    (415,669)    (9,791,720)
                                          -----------     -----------     --------     ----------

                                                             Year ended May 31, 2003
                                              Class A         Class B      Class C        Class Y
Sold                                       15,626,061       9,752,400      408,574      7,829,635
Issued for reinvested distributions         4,031,980       1,248,789       34,818        934,006
Redeemed                                  (31,360,558)    (14,671,741)    (448,963)   (10,287,933)
                                          -----------     -----------     --------    -----------
Net increase (decrease)                   (11,702,517)     (3,670,552)      (5,571)    (1,524,292)
                                          -----------      ----------       ------     ----------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended May 31, 2004.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $30,375,277 as of May 31, 2004 that will expire in 2011 through 2013 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
29   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                             2004       2003       2002       2001       2000
Net asset value, beginning of period                                   $8.88      $8.74      $8.74      $8.32      $8.96
Income from investment operations:
Net investment income (loss)                                             .28        .33        .40        .52        .52
Net gains (losses) (both realized and unrealized)                       (.38)       .18        .02        .42       (.46)
Total from investment operations                                        (.10)       .51        .42        .94        .06
Less distributions:
Dividends from net investment income                                    (.28)      (.33)      (.40)      (.52)      (.53)
Distributions from realized gains                                         --       (.04)      (.02)        --       (.17)
Total distributions                                                     (.28)      (.37)      (.42)      (.52)      (.70)
Net asset value, end of period                                         $8.50      $8.88      $8.74      $8.74      $8.32

Ratios/supplemental data
Net assets, end of period (in millions)                                 $707       $955     $1,042     $1,004       $949
Ratio of expenses to average daily net assets(b)                       1.00%       .98%       .98%       .97%       .97%
Ratio of net investment income (loss) to average daily net assets      3.17%      3.89%      4.45%      6.01%      6.17%
Portfolio turnover rate (excluding short-term securities)               292%       263%       389%       150%        62%
Total return(c)                                                       (1.17%)     6.05%      4.85%     11.52%       .83%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
30   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                             2004       2003       2002       2001       2000
Net asset value, beginning of period                                   $8.88      $8.74      $8.74      $8.32      $8.96
Income from investment operations:
Net investment income (loss)                                             .21        .27        .33        .45        .46
Net gains (losses) (both realized and unrealized)                       (.38)       .18        .02        .42       (.47)
Total from investment operations                                        (.17)       .45        .35        .87       (.01)
Less distributions:
Dividends from net investment income                                    (.21)      (.27)      (.33)      (.45)      (.46)
Distributions from realized gains                                         --       (.04)      (.02)        --       (.17)
Total distributions                                                     (.21)      (.31)      (.35)      (.45)      (.63)
Net asset value, end of period                                         $8.50      $8.88      $8.74      $8.74      $8.32

Ratios/supplemental data
Net assets, end of period (in millions)                                 $190       $315       $342       $264       $187
Ratio of expenses to average daily net assets(b)                       1.76%      1.74%      1.73%      1.73%      1.73%
Ratio of net investment income (loss) to average daily net assets      2.40%      3.12%      3.67%      5.25%      5.41%
Portfolio turnover rate (excluding short-term securities)               292%       263%       389%       150%        62%
Total return(c)                                                       (1.92%)     5.25%      4.06%     10.69%       .06%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
31   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                             2004       2003       2002       2001(b)
Net asset value, beginning of period                                   $8.88      $8.74      $8.74      $8.40
Income from investment operations:
Net investment income (loss)                                             .21        .27        .33        .42
Net gains (losses) (both realized and unrealized)                       (.38)       .18        .02        .34
Total from investment operations                                        (.17)       .45        .35        .76
Less distributions:
Dividends from net investment income                                    (.21)      (.27)      (.33)      (.42)
Distributions from realized gains                                         --       (.04)      (.02)        --
Total distributions                                                     (.21)      (.31)      (.35)      (.42)
Net asset value, end of period                                         $8.50      $8.88      $8.74      $8.74

Ratios/supplemental data
Net assets, end of period (in millions)                                   $6        $10         $9         $4
Ratio of expenses to average daily net assets(c)                       1.76%      1.75%      1.74%      1.73%(d)
Ratio of net investment income (loss) to average daily net assets      2.40%      3.07%      3.64%      5.16%(d)
Portfolio turnover rate (excluding short-term securities)               292%       263%       389%       150%
Total return(e)                                                       (1.92%)     5.24%      4.06%      9.27%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
32   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                             2004       2003       2002       2001       2000
Net asset value, beginning of period                                   $8.88      $8.74      $8.74      $8.32      $8.96
Income from investment operations:
Net investment income (loss)                                             .29        .35        .42        .53        .54
Net gains (losses) (both realized and unrealized)                       (.39)       .18        .02        .42       (.47)
Total from investment operations                                        (.10)       .53        .44        .95        .07
Less distributions:
Dividends from net investment income                                    (.29)      (.35)      (.42)      (.53)      (.54)
Distributions from realized gains                                         --       (.04)      (.02)        --       (.17)
Total distributions                                                     (.29)      (.39)      (.44)      (.53)      (.71)
Net asset value, end of period                                         $8.49      $8.88      $8.74      $8.74      $8.32

Ratios/supplemental data
Net assets, end of period (in millions)                                  $86       $177       $188       $218       $167
Ratio of expenses to average daily net assets(b)                        .84%       .82%       .81%       .82%       .81%
Ratio of net investment income (loss) to average daily net assets      3.30%      4.04%      4.61%      6.16%      6.33%
Portfolio turnover rate (excluding short-term securities)               292%       263%       389%       150%        62%
Total return(c)                                                       (1.13%)     6.22%      5.02%     11.70%       .97%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
33   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP INCOME SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Selective Fund (a series of AXP Income Series, Inc.) as of May 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2004, and the financial highlights for the each of the years in the five-year period ended May 31, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Selective Fund as of May 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 20, 2004

--------------------------------------------------------------------------------
34   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Selective Fund
Fiscal year ended May 31, 2004

Class A

Income distributions -- taxable as dividend income:
   Qualified Dividend Income for individuals                            0.00%
   Dividends Received Deduction for corporations                        0.00%

Payable date                                                        Per share
June 23, 2003                                                        $0.02001
July 24, 2003                                                         0.02000
Aug. 22, 2003                                                         0.02000
Sept. 22, 2003                                                        0.02000
Oct. 23, 2003                                                         0.02174
Nov. 21, 2003                                                         0.02200
Dec. 22, 2003                                                         0.03267
Jan. 26, 2004                                                         0.02388
Feb. 25, 2004                                                         0.02452
March 26, 2004                                                        0.02600
April 26, 2004                                                        0.02558
May 26, 2004                                                          0.02356

Total distributions                                                  $0.27996

Class B

Income distributions -- taxable as dividend income:
   Qualified Dividend Income for individuals                            0.00%
   Dividends Received Deduction for corporations                        0.00%

Payable date                                                        Per share
June 23, 2003                                                        $0.01419
July 24, 2003                                                         0.01431
Aug. 22, 2003                                                         0.01481
Sept. 22, 2003                                                        0.01443
Oct. 23, 2003                                                         0.01613
Nov. 21, 2003                                                         0.01676
Dec. 22, 2003                                                         0.02705
Jan. 26, 2004                                                         0.01752
Feb. 25, 2004                                                         0.01934
March 26, 2004                                                        0.02049
April 26, 2004                                                        0.01997
May 26, 2004                                                          0.01824
Total distributions                                                  $0.21324

--------------------------------------------------------------------------------
35   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:
   Qualified Dividend Income for individuals                            0.00%
   Dividends Received Deduction for corporations                        0.00%

Payable date                                                        Per share
June 23, 2003                                                        $0.01420
July 24, 2003                                                         0.01427
Aug. 22, 2003                                                         0.01479
Sept. 22, 2003                                                        0.01438
Oct. 23, 2003                                                         0.01606
Nov. 21, 2003                                                         0.01671
Dec. 22, 2003                                                         0.02699
Jan. 26, 2004                                                         0.01748
Feb. 25, 2004                                                         0.01996
March 26, 2004                                                        0.02046
April 26, 2004                                                        0.01992
May 26, 2004                                                          0.01821
Total distributions                                                  $0.21343

Class Y

Income distributions -- taxable as dividend income:
   Qualified Dividend Income for individuals                            0.00%
   Dividends Received Deduction for corporations                        0.00%

Payable date                                                        Per share
June 23, 2003                                                        $0.02123
July 24, 2003                                                         0.02121
Aug. 22, 2003                                                         0.02110
Sept. 22, 2003                                                        0.02117
Oct. 23, 2003                                                         0.02292
Nov. 21, 2003                                                         0.02311
Dec. 22, 2003                                                         0.03386
Jan. 26, 2004                                                         0.02523
Feb. 25, 2004                                                         0.02567
March 26, 2004                                                        0.02717
April 26, 2004                                                        0.02677
May 26, 2004                                                          0.02455
Total distributions                                                  $0.29399

--------------------------------------------------------------------------------
36   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held       Principal occupation during past five     Other directorships
                                   with Fund and       years
                                   length of service
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Arne H. Carlson                    Board member        Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999          (provides administrative services to
Minneapolis, MN 55402                                  boards). Former Governor  of Minnesota
Age 69
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Philip J. Carroll, Jr.             Board member        Retired Chairman and CEO,  Fluor          Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002          Corporation (engineering and              Materials Company, Inc.
Minneapolis, MN 55402                                  construction) since 1998                  (construction
Age 66                                                                                           materials/chemicals)
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Livio D. DeSimone                  Board member        Retired Chair of the Board and  Chief     Cargill, Incorporated
30 Seventh Street East             since 2001          Executive Officer, Minnesota Mining and   (commodity merchants and
Suite 3050                                             Manufacturing (3M)                        processors), General Mills,
St. Paul, MN 55101-4901                                                                          Inc. (consumer foods),
Age 70                                                                                           Vulcan Materials Company
                                                                                                 (construction materials/
                                                                                                 chemicals), Milliken &
                                                                                                 Company (textiles and
                                                                                                 chemicals), and Nexia
                                                                                                 Biotechnologies, Inc.
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Anne P. Jones                      Board member        Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Stephen R. Lewis, Jr.*             Board member        Retired President and Professor of        Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002          Economics, Carleton College               (manufactures irrigation
Minneapolis, MN 55402                                                                            systems)
Age 65
---------------------------------- ------------------- ----------------------------------------- -----------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
37   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Alan K. Simpson                   Board member         Former three-term United States Senator
1201 Sunshine Ave.                since 1997           for Wyoming
Cody, WY 82414
Age 72
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Alison Taunton-Rigby              Board member since   Founder and Chief Executive Officer,
901 S. Marquette Ave.             2002                 RiboNovix, Inc. since 2004; President,
Minneapolis, MN 55402                                  Forester Biotech since 2000; prior to
Age 60                                                 that, President and CEO, Aquila
                                                       Biopharmaceuticals, Inc.
--------------------------------- -------------------- ----------------------------------------- -----------------------------

Board Member Affiliated with AEFC**

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
William F. Truscott               Board member         Senior Vice President - Chief
53600 AXP Financial Center        since 2001,  Vice    Investment Officer of AEFC since 2001.
Minneapolis, MN 55474             President  since     Former Chief Investment Officer and
Age 43                            2002                 Managing Director, Zurich Scudder
                                                       Investments
--------------------------------- -------------------- ----------------------------------------- -----------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
38   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Jeffrey P. Fox                    Treasurer since      Vice President - Investment Accounting,
50005 AXP Financial Center        2002                 AEFC, since 2002;  Vice President -
Minneapolis, MN 55474                                  Finance, American Express Company,
Age 49                                                 2000-2002;  Vice President - Corporate
                                                       Controller, AEFC, 1996-2000
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Paula R. Meyer                    President since      Senior Vice President and General
596 AXP Financial Center          2002                 Manager - Mutual Funds, AEFC, since
Minneapolis, MN 55474                                  2002; Vice President and Managing
Age 50                                                 Director - American Express Funds,
                                                       AEFC, 2000-2002; Vice President, AEFC,
                                                       1998-2000
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Leslie L. Ogg                     Vice President,      President of Board Services Corporation
901 S. Marquette Ave.             General Counsel,
Minneapolis, MN 55402             and Secretary
Age 65                            since 1978
--------------------------------- -------------------- ----------------------------------------- -----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after August 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
39   --   AXP SELECTIVE FUND   --   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone, Anne P. Jones, and Alan G. Quasha, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees paid for the years ended May 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Income Series, Inc. were as follows:

                  2003 - $10,884;                             2002 - $10,925

(b) Audit - Related Fees. The fees paid for the years ended May 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Income Series, Inc. were as follows:

                  2003 - $224;                                2002 - $293

(c) Tax Fees. The fees paid for the years ended May 31, to KPMG LLP for tax compliance related services for AXP Income Series, Inc. were as follows:

                  2003 - $2,275;                              2002 - $2,150

(d) All Other Fees. The fees paid for the years ended May 31, to KPMG LLP for additional professional services rendered in connection to proxy filing for AXP Income Series, Inc. were as follows:

                  2003 - None;                                2002 - $19

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2003 and 2002 were pre-approved by the audit committee with the exception of the 2002 tax fees.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended May 31, by the registrant for non-audit services to KPMG LLP were as follows:

                  2003 - None;                                2002 - None

         The fees paid for the years ended May 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                  2003 - $71,000;                             2002 - $164,000

(h) For the fees disclosed in item (g) above, 100% and 97% of the fees for services performed during 2003 and 2002, respectively, were pre-approved by the audit committee. The exception was a 2002 tax research request by the adviser on defaulted securities for $5,000. The amounts not pre-approved are compatible with maintaining KPMG LLP's independence.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.    Submission of matters to a vote of security holders. Not applicable.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Income Series, Inc.




By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          August 3, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          August 3, 2004




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          August 3, 2004